                       ANNUAL REPORT SEPTEMBER 30, 1998


                                 OPPENHEIMER

                                  DISCOVERY
                                     FUND

                                   [PHOTO]

                           [OPPENHEIMERFUNDS LOGO]
                           THE RIGHT WAY TO INVEST

CONTENTS

 3  President's Letter

 4  An Interview
    with Your Fund's
    Managers

 9  Fund Performance

13  Financial
    Statements

34  Independent
    Auditors' Report

35  Federal
    Income Tax
    Information

36  Officers and
    Trustees

40  Information and
    Services


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- WHILE IT WAS A DISAPPOINTING YEAR for small-cap stocks overall, the Fund's holdings in non-cyclical companies with reasonably predictable earnings--especially in the technology and services sectors--performed relatively well.

- LOOKING FORWARD, we believe small company stocks may be poised for a rebound. Small companies are generally not dependent on foreign sales, and even though their earnings have been growing faster than large companies, their stock prices have lagged.

AVG ANNUAL TOTAL RETURNS

For the 1-Year Period
Ended 9/30/98

CLASS A

Without            With
Sales Chg.(1)     Sales Chg.(2)
-------------------------------
-20.78%             -25.34%
-------------------------------

CLASS B

Without            With
Sales Chg.(1)     Sales Chg.(2)
-------------------------------
-21.37%             -25.21%
-------------------------------

CLASS C

Without            With
Sales Chg.(1)     Sales Chg.(2)
-------------------------------
-21.34%             -22.11%
-------------------------------

CLASS Y

Without            With
Sales Chg.(1)     Sales Chg.(2)
-------------------------------
-20.47%            -20.47%
-------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class Y shares are not available for sale to individual investors. Class B and C shares are subject to a 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.



                          2  Oppenheimer Discovery Fund

[PHOTO]
BRIDGET A. MACASKILL
President
Oppenheimer
Discovery Fund


DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

The performance of the financial markets over the past several months could be viewed as "A Tale of Two Markets." Until mid-July, the excitement surrounding the stock market's continued ascent to new record highs overshadowed the favorable economic environment that existed for bonds: low inflation and declining interest rates. However, since late summer, amid heightened global concern, stocks declined sharply. Yet, despite continued economic concerns worldwide, the bond market appeared ready to benefit.

   Why have the stock and bond markets responded differently? The financial crises in Asia and Russia have weakened the earnings of some large U.S. corporations and have contributed to a slowdown in U.S. economic growth. Although this slowing economic growth has negatively impacted stocks, it created a positive environment for bonds. That's because slowing economic growth generally means fewer inflationary pressures and, as we've recently seen, interest rates also tend to decline.

   What should you do during this period of relative uncertainty? If you have well-defined, long-term financial goals and an investment strategy designed to achieve them, we encourage you to stay the course. However, if you feel your financial plan is out-of-date or incomplete, now is the time to make improvements. The best way to cope with short-term volatility is to adhere to a long-term plan that contains proven strategies, such as diversification among various financial markets, geographic regions, investment styles and individual securities. A long-term plan will give you the focus and perspective you need to put short-term volatility in its proper context.

   As longstanding advocates of financial planning, we have been encouraged by our shareholders' rational responses to the latest market events. Many of you tell us that you have a long-term strategy in place, which includes diversifying your investment portfolio among a number of different asset classes in accordance with your tolerance for risk. At OppenheimerFunds, our portfolio management teams include seasoned professionals who have encountered extreme market volatility in the past, giving them the perspective required to address risks and take advantage of opportunities in turbulent markets. In our view, having a well-defined set of financial goals, a disciplined long-term strategy and the help of experienced investment professionals are all fundamental parts of The Right Way to Invest.

Sincerely,


/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
October 21, 1998



                          3  Oppenheimer Discovery Fund

"WE SHIFTED THE FUND'S INVESTMENTS TOWARD 'NON-CYCLICAL' COMPANIES..."


 AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

1998 has been a sharply negative year for small-cap stocks, and Oppenheimer Discovery Fund shared in the overall decline. Over the fiscal year that ended September 30, 1998, the Fund performed just below the Russell 2000 Index(1) and ranked in the top half of all small-cap funds, as measured by Lipper Analytical Services.(2)

WHY WERE SMALL-CAP STOCKS OUT OF FAVOR?

Market uncertainties abounded during the period, especially since the spring of 1998. Investors continued to fear the effects of the Asian crisis, and new worries surfaced about Russia's financial woes, the potential spread of the contagion to Latin America, and the potential for an economic slowdown in the United States.

   In this unstable stock market, the most prized stocks were those whose earnings growth seemed most assured and least vulnerable. Investors sought earnings predictability and trading liquidity, and they generally found it in the blue chip stocks of big companies.

   Large prevailed over small, and even in the small-cap arena, the market rewarded earnings predictability more so than raw earnings growth. Over the period, the top performers--large and small--weren't necessarily the fastest growers. Instead, the winners were companies considered to be steady performers with reasonably assured revenues.




1. The Russell 2000 Index is an unmanaged index of small capitalization stocks and cannot be purchased directly by investors. For the one-year period ended September 30, 1998, the Fund's Class A shares produced an average annual total return, without sales charges, of -20.78%, as compared with -19.02% for the Russell 2000.

2. Source: Lipper Analytical Services, Inc., 9/30/98. Based on comparisons in changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 283 out of 576 among small-cap funds for the one-year period ended 9/30/98.


                          4  Oppenheimer Discovery Fund

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM (L TO R)
BONNIE SHERMAN
ALAN GILSTON (PORTFOLIO
MANAGER)
JAY TRACEY (PORTFOLIO
MANAGER)
SUSAN SWITZER

WHAT WAS YOUR INVESTMENT STRATEGY DURING ALL THIS UNCERTAINTY?

We're growth investors, so the Fund's performance tends to be more sensitive in market downturns, while gaining ground in market upswings. Yet over this difficult period, we managed to perform just as well as small-cap stock funds overall. Over the course of the fiscal year, Oppenheimer Discovery Fund shifted its investments toward "non-cyclical" companies--companies that have the potential to grow steadily without relying on the strength of the overall economy. This strategy proved to be relatively successful, as the market favored companies with predictable growth.

   We focused our non-cyclical holdings in the technology and services sectors, which turned in the best performance among all the small-cap sectors. Affiliated Computer Services, Inc., a provider of information processing services, is a good example. Its revenues are less vulnerable because it maintains long-term contracts with the firms it serves. In addition, the company provides a broad array of services to a diversified client base, ranging from hospitals and retailers to financial institutions. In our judgment, Affiliated is well positioned to earn steady earnings in any economic climate, and because investors prized predictability above all else over the period, the company's stock performed relatively well.



                          5  Oppenheimer Discovery Fund

"...AND THIS STRATEGY PROVED TO BE RELATIVELY SUCCESSFUL."


 AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

For similar reasons, the education-related stocks in the Fund's portfolio fared better than most other small-cap stocks over the past year. One of our holdings is a for-profit institution that provides vocational training for adults. Revenues have been consistent. In a good or bad economy, we believe people will still seek continuing education to advance their careers. What's more, the company enjoys a strong competitive position. It has a superb reputation for placing graduates in good jobs. When we combine these reasons, we see a company whose revenues and earnings are relatively consistent over all market cycles.

WHAT OTHER INVESTMENTS PERFORMED RELATIVELY WELL?

Our holdings in companies with reasonably steady earnings cushioned the Fund's performance over the past year. We also benefited from our investments in more typical "growth" companies--those with rapidly growing earnings.

   Engineering Animation Inc., a company that provides three-dimensional modeling software, posted very good growth rates during the period, even surpassing Wall Street's earnings estimates. Its software allows engineers--at automobile companies, for example--to view what they're designing in three dimensions. This greatly reduces the time it takes to design new products. For manufacturing companies, any automation in the design process produces an attractive return on investment, and that's why Engineering Animation has increasingly won large contract awards. This growth has driven the stock price up substantially.


                          6  Oppenheimer Discovery Fund

AVG ANNUAL TOTAL RETURNS

For the Periods Ended 9/30/98(3)

CLASS A

1 year      5 year         10 year
-----------------------------------
-25.34%      4.19%          12.84%
-----------------------------------

CLASS B
                              Since
1 year         5 year         Inception
---------------------------------------
-25.21%        N/A            6.95%
---------------------------------------

CLASS C
                              Since
1 year         5 year         Inception
---------------------------------------
-22.11%        N/A            2.95%
---------------------------------------

CLASS Y
                              Since
1 year         5 year         Inception
---------------------------------------
-20.47%        N/A            9.42%
---------------------------------------


We remain confident about Engineering Animation's prospects. It has a top-notch management team in place, which has successfully steered a company that was once solely a supplier for the computer animation entertainment industry and taken it into the much larger field of industrial commercial design.

WHAT IS YOUR OUTLOOK FOR THE SMALL-CAP MARKET?

As a group, small companies depend very little on foreign sales. So, no matter how the current crises in Asia, Russia, and elsewhere evolve, they will probably have a minimal direct impact on small companies' revenues and earnings.

   Small-cap stocks have been out of favor for quite some time. In fact, they're priced at a multi-year low relative to large stocks. Consider these facts. Many small companies have been reporting higher earnings growth--and more positive earnings surprises--than large companies. So far this year, large companies have experienced little or no growth.




3. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 9/11/86. The Fund's maximum sales charge for Class A shares was lower prior to 4/1/91, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 4/4/94). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have been available since 10/2/95. Class Y shares were first publicly offered on 6/1/94 and are not available for sale to individual shareholders. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.



                          7  Oppenheimer Discovery Fund

[PIE CHART]

SECTOR WEIGHTINGS(4)
- Technology        25.7%
- Consumer
  Non-Cyclicals     24.4
- Industrial        22.3
- Consumer
  Cyclicals         17.0
- Utilities          3.9
- Energy             2.9
- Financials         1.9
- Basic Materials    1.9

Markets move in cycles, and we do not believe the current bear market for small-cap stocks will last indefinitely. As we await the eventual turnaround, we will continue our disciplined strategy of investing in rapidly growing small companies with strong fundamentals and healthy growth prospects--part of what makes Oppenheimer Discovery Fund The Right Way to Invest.

TOP 10 STOCK HOLDINGS(4)
--------------------------------------------------------------------------------
 Serologicals Corp.                                                         2.3%
--------------------------------------------------------------------------------
 Covance, Inc.                                                              1.8
--------------------------------------------------------------------------------
 Cinar Films, Inc., Cl. B                                                   1.8
--------------------------------------------------------------------------------
 Pittway Corp., Cl. A                                                       1.7
--------------------------------------------------------------------------------
 Visio Corp.                                                                1.5
--------------------------------------------------------------------------------
 Linens 'N Things, Inc.                                                     1.5
--------------------------------------------------------------------------------
 U.S. Foodservice, Inc.                                                     1.4
--------------------------------------------------------------------------------
 Metzler Group, Inc.                                                        1.4
--------------------------------------------------------------------------------
 Network Appliance, Inc.                                                    1.3
--------------------------------------------------------------------------------
 PSS World Medical, Inc.                                                    1.3
--------------------------------------------------------------------------------



4. Portfolio is subject to change. Percentages are as of September 30, 1998, and are based on total market value of common stock holdings.



                          8  Oppenheimer Discovery Fund

 FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended September 30, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and a sector index.

            - MANAGEMENT'S DISCUSSION OF PERFORMANCE. Over the fiscal year that ended September 30, 1998, Oppenheimer Discovery Fund posted negative returns, as did its benchmark index. Amid uncertainties about the continuing Asian crisis, Russia's financial woes, the potential spread of the contagion to Latin America and a possible economic slowdown in the United States, investors sought relative safety, shunning small-caps in favor of large-caps. In this turbulent environment, the Fund's non-cyclical holdings in the technology and services sectors fared the best. Remaining steadfast to its disciplined strategy, the Fund intends to invest in a diversified array of rapidly growing companies with solid fundamentals and superior growth prospects. The Fund's portfolio and our management strategies are subject to change.

            - COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 1998. In the case of Class A shares, performance is measured for a ten-year period. In the case of Class B shares, performance is measured from the inception of the class on April 4, 1994. In the case of Class C shares, performance is measured from the inception of the class on October 2, 1995. In the case of Class Y shares, performance is measured from the inception of the class on June 1, 1994. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. The Fund's performance reflects the deduction of the 5.75% maximum initial sales charge on Class A shares, the 5% (1-year) and 2% (since inception) applicable contingent deferred sales charge for Class B, and the 1% (1-year) contingent deferred sales charge for Class C shares.

            The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index and the Russell 2000 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Russell 2000 Index is a capitalization-weighted index of 2,000 U.S. issuers whose common stocks are traded on the New York and American Stock Exchanges and NASDAQ, and is widely recognized as a measure of the performance of "mid-capitalization" stocks.

            Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices shown.




                          9  Oppenheimer Discovery Fund

 FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Discovery Fund (Class A), S&P 500 Index and Russell 2000 Index

[The following table was originally a line graph in the printed material.]

        Oppenheimer      S&P 500          Russell 2000
           9,425          1,000               1,000
          13,216         13,295              12,151
          10,528         12,067               8,854
          15,991         15,819              12,849
          17,794         17,565              13,996
          25,706         19,843              18,641
          23,673         20,573              19,129
          30,308         26,686              23,606
          38,721         32,108              26,706
          42,265         45,088              35,569
          33,482         49,172              28,805


AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 9/30/98(1)

1 YEAR  -25.34%          5 YEAR    4.19%          10 YEAR 12.84%

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Discovery Fund (Class B), S&P 500 Index and Russell 2000 Index

[The following table was originally a line graph in the printed material.]

        Oppenheimer           S&P 500         Russell 2000
           1,000               1,000              1,000
           1,000              10,532             10,276
          1,2705              13,661             12,681
          16,105              16,437             14,347
          17,447              23,081             19,108
          13,519              25,172             15,474

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 9/30/98(2)

1 YEAR  -25.21%          LIFE 6.95%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for both indices in the graphs begins on 3/31/94 for Class B, 9/29/95 for Class C and 5/31/94 for Class Y.

1. The inception date of the Fund's Class A shares was 9/11/86. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 4/4/94. The average annual total returns are shown net of the applicable 5% and 2% contingent deferred sales charges, respectively, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 2% contingent deferred sales charge.



                          10  Oppenheimer Discovery Fund

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Discovery Fund (Class C), S&P 500 Index and Russell 2000 Index

[The following table was originally a line graph in the printed material.]

        Oppenheimer           S&P 500             Russell 2000
           1,000                1,000                     1,000
          12,796               12,032                    11,313
          13,869               16,896                    15,068
          10,908               18,426                    12,203

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 9/30/98(3)

1 YEAR  -22.11%          LIFE 2.95%

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Discovery Fund (Class Y), S&P 500 Index and Russell 2000 Index

[The following table was originally a line graph in the printed material.]

        Oppenheimer           S&P 500              Russell 2000
           1,000                1,000                     1,000
           1,032               10,231                    10,332
          13,238               13,271                    12,749
          16,956               15,968                    14,424
          18,568               22,423                    19,211
          14,768               24,454                    15,558

AVERAGE ANNUAL TOTAL RETURN OF CLASS Y SHARES OF THE FUND AT 9/30/98(4)

1 YEAR  -20.47%          LIFE 9.42%

3. Class C shares of the Fund were first publicly offered on 10/2/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period.

4. Class Y shares have an inception date of 6/1/94 and are not available for sale to individual investors. Past performance is not predictive of future performance. Graphs are not drawn to same scale.

                         11  Oppenheimer Discovery Fund

 FINANCIALS
--------------------------------------------------------------------------------

                         12  Oppenheimer Discovery Fund

STATEMENT OF INVESTMENTS  September 30, 1998


                                                                                                                MARKET VALUE
                                                                                                   SHARES       SEE NOTE 1
=============================================================================================================================
COMMON STOCKS--89.5%
-----------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--1.6%
-----------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.1%
-----------------------------------------------------------------------------------------------------------------------------
AMCOL International Corp.                                                                          260,000     $    2,957,500
-----------------------------------------------------------------------------------------------------------------------------
International Specialty Products, Inc.(1)                                                          400,000          4,900,000
-----------------------------------------------------------------------------------------------------------------------------
Minerals Technologies, Inc.                                                                        150,000          6,609,375
                                                                                                               --------------
                                                                                                                   14,466,875

-----------------------------------------------------------------------------------------------------------------------------
PAPER--0.5%
Chesapeake Corp.                                                                                   200,000          6,937,500
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--15.2%
-----------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--1.2%
Champion Enterprises, Inc.(1)                                                                      210,000          4,882,500
-----------------------------------------------------------------------------------------------------------------------------
Fairfield Communities, Inc.(1)                                                                     500,000          5,000,000
-----------------------------------------------------------------------------------------------------------------------------
Wilmar Industries, Inc.(1)                                                                         247,500          5,259,375
                                                                                                               --------------
                                                                                                                   15,141,875

-----------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--4.3%
Action Performance Cos., Inc.(1)                                                                   170,000          4,590,000
-----------------------------------------------------------------------------------------------------------------------------
Bally Total Fitness Holding Corp.(1)                                                               400,000          6,950,000
-----------------------------------------------------------------------------------------------------------------------------
Cinar Films, Inc., Cl. B(1)                                                                      1,150,000         20,628,125
-----------------------------------------------------------------------------------------------------------------------------
Coach USA, Inc.(1)                                                                                 360,000          8,887,500
-----------------------------------------------------------------------------------------------------------------------------
Cracker Barrel Old Country Store, Inc.                                                             100,000          2,275,000
-----------------------------------------------------------------------------------------------------------------------------
Darden Restaurants, Inc.                                                                           380,000          6,080,000
-----------------------------------------------------------------------------------------------------------------------------
Luby's Cafeterias, Inc.                                                                            235,000          3,789,375
-----------------------------------------------------------------------------------------------------------------------------
Sodak Gaming, Inc.(1)                                                                              370,000          2,312,500
                                                                                                               --------------
                                                                                                                   55,512,500

-----------------------------------------------------------------------------------------------------------------------------
MEDIA--2.8%
Emmis Communications Corp., Cl. A(1)                                                               199,100          7,516,025
-----------------------------------------------------------------------------------------------------------------------------
Heftel Broadcasting Corp., A Shares(1)                                                             135,000          5,096,250
-----------------------------------------------------------------------------------------------------------------------------
Hollinger International, Inc.                                                                      315,000          4,528,125
-----------------------------------------------------------------------------------------------------------------------------
Penton Media, Inc.                                                                                 675,000          9,196,875
-----------------------------------------------------------------------------------------------------------------------------
Petersen Cos., Inc., Cl. A(1)                                                                      200,000          5,700,000
-----------------------------------------------------------------------------------------------------------------------------
Scientific Games Holdings Corp.(1)                                                                 200,000          3,912,500
                                                                                                               --------------
                                                                                                                   35,949,775

-----------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--0.3%
Russell Corp.                                                                                      158,600          4,163,250
-----------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--6.6%
Central Garden & Pet Co.(1)                                                                        345,000          6,382,500
-----------------------------------------------------------------------------------------------------------------------------
CompUSA, Inc.(1)                                                                                   175,000          3,029,687
-----------------------------------------------------------------------------------------------------------------------------
Guitar Center, Inc.(1)                                                                             450,000          8,437,500
-----------------------------------------------------------------------------------------------------------------------------
Heilig-Meyers Co.                                                                                  480,000          3,450,000

                         13  Oppenheimer Discovery Fund

                                                                                                                MARKET VALUE
                                                                                                   SHARES       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY  (CONTINUED)
Kroll-O'Gara Co. (The)(1)                                                                          400,000     $    9,350,000
-----------------------------------------------------------------------------------------------------------------------------
Linens 'N Things, Inc.(1)                                                                          610,000         16,775,000
-----------------------------------------------------------------------------------------------------------------------------
MSC Industrial Direct Co., Inc., Cl. A(1)                                                          725,000         14,500,000
-----------------------------------------------------------------------------------------------------------------------------
O'Reilly Automotive, Inc.(1)                                                                       232,500          8,428,125
-----------------------------------------------------------------------------------------------------------------------------
PetsMart, Inc.(1)                                                                                  625,000          4,335,937
-----------------------------------------------------------------------------------------------------------------------------
Renters Choice, Inc.(1)                                                                            365,000          9,672,500
                                                                                                               --------------
                                                                                                                   84,361,249

-----------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--21.9%
-----------------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.2%
Celestial Seasonings, Inc.(1)                                                                      180,000          2,722,500
-----------------------------------------------------------------------------------------------------------------------------
EDUCATION--2.6%
Education Management Corp.(1)                                                                      400,000         14,200,000
-----------------------------------------------------------------------------------------------------------------------------
ITT Educational Services, Inc.(1)                                                                  300,000          9,600,000
-----------------------------------------------------------------------------------------------------------------------------
Strayer Education, Inc.                                                                            387,900         10,133,887
                                                                                                               --------------
                                                                                                                   33,933,887


-----------------------------------------------------------------------------------------------------------------------------
FOOD--2.4% Richfood Holdings, Inc.                                                                 222,500          3,420,937
-----------------------------------------------------------------------------------------------------------------------------
U.S. Foodservice, Inc.(1)                                                                          400,000         16,650,000
-----------------------------------------------------------------------------------------------------------------------------
United Natural Foods, Inc.(1)                                                                      200,000          5,100,000
-----------------------------------------------------------------------------------------------------------------------------
Worthington Foods, Inc.                                                                            265,000          5,134,375
                                                                                                               --------------
                                                                                                                   30,305,312

-----------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--2.8%
Boron, LePore & Associates, Inc.(1)                                                                265,000         10,036,875
-----------------------------------------------------------------------------------------------------------------------------
Medimmune, Inc.(1)                                                                                  75,000          4,856,250
-----------------------------------------------------------------------------------------------------------------------------
PathoGenesis Corp.(1)                                                                              300,000         10,012,500
-----------------------------------------------------------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.(1)                                                        300,000          8,400,000
-----------------------------------------------------------------------------------------------------------------------------
Roberts Pharmaceutical Corp.(1)                                                                    160,000          3,060,000
                                                                                                               --------------
                                                                                                                   36,365,625


-----------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--13.9%
AmeriSource Health Corp., Cl. A(1)                                                                  70,000          3,810,625
-----------------------------------------------------------------------------------------------------------------------------
Covance, Inc.(1)                                                                                   800,000         20,750,000
-----------------------------------------------------------------------------------------------------------------------------
EndoSonics Corp.(1)                                                                                325,000          1,543,750
-----------------------------------------------------------------------------------------------------------------------------
Haemonetics Corp.(1)                                                                               300,000          5,775,000
-----------------------------------------------------------------------------------------------------------------------------
Hanger Orthopedic Group, Inc.(1)                                                                   400,000          7,450,000
-----------------------------------------------------------------------------------------------------------------------------
Henry Schein, Inc.(1)                                                                              314,962         10,944,929
-----------------------------------------------------------------------------------------------------------------------------
Invacare Corp.                                                                                     295,000          6,932,500
-----------------------------------------------------------------------------------------------------------------------------
Lincare Holdings, Inc.(1)                                                                          100,000          3,875,000
-----------------------------------------------------------------------------------------------------------------------------
Medical Manager Corp.(1)                                                                           200,000          4,575,000
-----------------------------------------------------------------------------------------------------------------------------
OrthoLogic Corp.(1)                                                                                500,000          1,968,750

                         14  Oppenheimer Discovery Fund


                                                                                                                MARKET VALUE
                                                                                                   SHARES       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES  (CONTINUED)
Parexel International Corp.(1)                                                                     250,000     $    9,750,000
-----------------------------------------------------------------------------------------------------------------------------
Pediatrix Medical Group, Inc.(1)                                                                   160,917          7,221,150
-----------------------------------------------------------------------------------------------------------------------------
PSS World Medical, Inc.(1)                                                                         800,000         14,800,000
-----------------------------------------------------------------------------------------------------------------------------
Renal Care Group, Inc.(1)                                                                          450,000         11,531,250
-----------------------------------------------------------------------------------------------------------------------------
Serologicals Corp.(1)                                                                            1,040,550         26,143,819
-----------------------------------------------------------------------------------------------------------------------------
Superior Consultant Holdings Corp.(1)                                                              300,000         13,050,000
-----------------------------------------------------------------------------------------------------------------------------
Total Renal Care Holdings, Inc.(1)                                                                 425,008         10,200,192
-----------------------------------------------------------------------------------------------------------------------------
Ventana Medical Systems, Inc.(1)                                                                   500,000          9,000,000
-----------------------------------------------------------------------------------------------------------------------------
VWR Scientific Products Corp.(1)                                                                   350,000          8,771,875
                                                                                                               --------------
                                                                                                                  178,093,840

-----------------------------------------------------------------------------------------------------------------------------
ENERGY--2.6%
-----------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS--2.4%
Core Laboratories NV(1)                                                                            263,400          4,543,650
-----------------------------------------------------------------------------------------------------------------------------
Cross Timbers Oil Co.                                                                              737,500         11,108,594
-----------------------------------------------------------------------------------------------------------------------------
FX Energy, Inc.(1)                                                                                 410,000          3,280,000
-----------------------------------------------------------------------------------------------------------------------------
Stolt Comex Seaway SA(1)                                                                           726,200          6,989,675
-----------------------------------------------------------------------------------------------------------------------------
Stolt Comex Seaway SA,  ADR(1)                                                                     263,100          2,269,237
-----------------------------------------------------------------------------------------------------------------------------
Western Gas Resources, Inc.                                                                        260,000          2,145,000
                                                                                                               --------------
                                                                                                                   30,336,156

-----------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--0.2%
Barrett Resources Corp.(1)                                                                         150,000          3,028,125
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL--1.8%
-----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--1.0%
Investors Financial Services Corp.                                                                 250,000         12,250,000
-----------------------------------------------------------------------------------------------------------------------------
INSURANCE--0.8%
Annuity & Life RE Holdings Ltd.(1)                                                                 500,000          9,875,000
-----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--19.8%
-----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--0.6%
Granite Construction, Inc.                                                                         271,500          7,992,281
-----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--17.5%
Abacus Direct Corp.(1)                                                                             250,000         12,750,000
-----------------------------------------------------------------------------------------------------------------------------
Acxiom Corp.(1)                                                                                    300,000          7,443,750
-----------------------------------------------------------------------------------------------------------------------------
Affiliated Computer Services, Inc., Cl. A(1)                                                       411,700         12,556,850
-----------------------------------------------------------------------------------------------------------------------------
American Disposal Services, Inc.(1)                                                                250,000          9,734,375
-----------------------------------------------------------------------------------------------------------------------------
American Management Systems, Inc.(1)                                                               350,000          9,581,250
-----------------------------------------------------------------------------------------------------------------------------
Borg-Warner Security Corp.(1)                                                                      250,000          3,500,000
-----------------------------------------------------------------------------------------------------------------------------
Calgon Carbon Corp.                                                                                300,000          2,231,250
-----------------------------------------------------------------------------------------------------------------------------
Casella Waste Systems, Inc., Cl. A(1)                                                              300,000         10,200,000
-----------------------------------------------------------------------------------------------------------------------------
Central Parking Corp.                                                                              200,000         10,075,000
-----------------------------------------------------------------------------------------------------------------------------
CIBER, Inc.(1)                                                                                     491,614          9,924,458

                         15  Oppenheimer Discovery Fund

                                                                                                                MARKET VALUE
                                                                                                   SHARES       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES  (CONTINUED)
CORT Business Services Corp.(1)                                                                    200,000     $    5,262,500
-----------------------------------------------------------------------------------------------------------------------------
Cuno, Inc.(1)                                                                                      175,000          2,931,250
-----------------------------------------------------------------------------------------------------------------------------
Daisytek International Corp.(1)                                                                    570,000         12,825,000
-----------------------------------------------------------------------------------------------------------------------------
Eagle USA Airfreight, Inc.(1)                                                                      390,000          5,460,000
-----------------------------------------------------------------------------------------------------------------------------
Eastern Environmental Services, Inc.(1)                                                            400,000         12,100,000
-----------------------------------------------------------------------------------------------------------------------------
Getty Images, Inc.(1)                                                                              250,000          4,343,750
-----------------------------------------------------------------------------------------------------------------------------
Group Maintenance America Corp.(1)                                                                 450,000          6,496,875
-----------------------------------------------------------------------------------------------------------------------------
HA-LO Industries, Inc.(1)                                                                          255,000          7,458,750
-----------------------------------------------------------------------------------------------------------------------------
IMCO Recycling, Inc.                                                                               340,000          4,823,750
-----------------------------------------------------------------------------------------------------------------------------
Maximus, Inc.(1)                                                                                   250,000          7,625,000
-----------------------------------------------------------------------------------------------------------------------------
Metzler Group, Inc.(1)                                                                             457,650         15,674,512
-----------------------------------------------------------------------------------------------------------------------------
National Equipment Services, Inc.(1)                                                               600,000          3,675,000
-----------------------------------------------------------------------------------------------------------------------------
NCO Group, Inc.(1)                                                                                 125,000          3,476,563
-----------------------------------------------------------------------------------------------------------------------------
Rental Service Corp.(1)                                                                            500,000          9,000,000
-----------------------------------------------------------------------------------------------------------------------------
Service Experts, Inc.(1)                                                                           332,800          9,256,000
-----------------------------------------------------------------------------------------------------------------------------
Stericycle, Inc.(1)                                                                                350,000          6,912,500
-----------------------------------------------------------------------------------------------------------------------------
Tetra Tech, Inc.(1)                                                                                200,000          4,500,000
-----------------------------------------------------------------------------------------------------------------------------
Transaction Systems Architects, Inc., Cl. A(1)                                                      75,000          2,662,500
-----------------------------------------------------------------------------------------------------------------------------
United Rentals, Inc.(1)                                                                            303,765          7,271,375
-----------------------------------------------------------------------------------------------------------------------------
West TeleServices Corp.(1)                                                                         567,800          5,465,075
                                                                                                               --------------
                                                                                                                  225,217,333



-----------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--1.2%
Applied Power, Inc., Cl. A                                                                         300,000          8,193,750
-----------------------------------------------------------------------------------------------------------------------------
CompX International, Inc.(1)                                                                       300,000          5,175,000
-----------------------------------------------------------------------------------------------------------------------------
SLI, Inc.(1)                                                                                       147,000          2,269,313
                                                                                                               --------------
                                                                                                                   15,638,063


-----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.5%
Avondale Industries, Inc.(1)                                                                       280,000          6,930,000
-----------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--23.1%
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--2.4%
Network Appliance, Inc.(1)                                                                         300,000         15,187,500
-----------------------------------------------------------------------------------------------------------------------------
SCM Microsystems, Inc.(1)                                                                          150,000          6,581,250
-----------------------------------------------------------------------------------------------------------------------------
Zebra Technologies Corp., Cl. A(1)                                                                 250,000          8,375,000
                                                                                                               --------------
                                                                                                                   30,143,750


-----------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES--15.6%
Aspen Technologies, Inc.(1)                                                                        467,900         12,516,325
-----------------------------------------------------------------------------------------------------------------------------
Autodesk, Inc.                                                                                      85,000          2,231,250
-----------------------------------------------------------------------------------------------------------------------------
BEA Systems, Inc.(1)                                                                               200,000          4,325,000
-----------------------------------------------------------------------------------------------------------------------------
Cambridge Technology Partners, Inc.(1)                                                             280,000          6,247,500

                         16  Oppenheimer Discovery Fund


                                                                                                                MARKET VALUE
                                                                                                   SHARES       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES  (CONTINUED)
Cerner Corp.(1)                                                                                    205,000     $    5,496,563
-----------------------------------------------------------------------------------------------------------------------------
Concord Communications, Inc.(1)                                                                    107,500          4,273,125
-----------------------------------------------------------------------------------------------------------------------------
Documentum, Inc.(1)                                                                                300,000         11,887,500
-----------------------------------------------------------------------------------------------------------------------------
eBay, Inc.(1)                                                                                      100,000          4,506,250
-----------------------------------------------------------------------------------------------------------------------------
Echelon Corp.(1)                                                                                   600,000          1,200,000
-----------------------------------------------------------------------------------------------------------------------------
Eclipsys Corp.(1)                                                                                  481,000         11,002,875
-----------------------------------------------------------------------------------------------------------------------------
Engineering Animation, Inc.(1)                                                                     240,000         11,460,000
-----------------------------------------------------------------------------------------------------------------------------
Entrust Technologies, Inc.(1)                                                                      500,000          7,406,250
-----------------------------------------------------------------------------------------------------------------------------
IMNET Systems, Inc.(1)                                                                             200,000          4,800,000
-----------------------------------------------------------------------------------------------------------------------------
Inso Corp.(1)                                                                                      190,000          3,633,750
-----------------------------------------------------------------------------------------------------------------------------
Legato Systems, Inc.(1)                                                                            180,000          9,247,500
-----------------------------------------------------------------------------------------------------------------------------
LodgeNet Entertainment Corp.(1)                                                                    525,000          3,707,813
-----------------------------------------------------------------------------------------------------------------------------
Network Associates, Inc.(1)                                                                        120,640          4,282,738
-----------------------------------------------------------------------------------------------------------------------------
New Era of Networks, Inc.(1)                                                                       300,000         12,225,000
-----------------------------------------------------------------------------------------------------------------------------
ProBusiness Services, Inc.(1)                                                                      152,000          5,168,000
-----------------------------------------------------------------------------------------------------------------------------
Progress Software Corp.(1)                                                                         210,000          5,433,750
-----------------------------------------------------------------------------------------------------------------------------
Rational Software Corp.(1)                                                                         585,000          9,835,313
-----------------------------------------------------------------------------------------------------------------------------
Sanchez Computer Associates, Inc.(1)                                                                52,100          1,198,300
-----------------------------------------------------------------------------------------------------------------------------
Saville Systems Ireland plc, Sponsored ADR(1)                                                      450,000          6,525,000
-----------------------------------------------------------------------------------------------------------------------------
Software AG Systems, Inc.(1)                                                                       400,000          6,800,000
-----------------------------------------------------------------------------------------------------------------------------
Sykes Enterprises, Inc.(1)                                                                         300,000          5,100,000
-----------------------------------------------------------------------------------------------------------------------------
USCS International, Inc.(1)                                                                        410,000         13,171,250
-----------------------------------------------------------------------------------------------------------------------------
Veritas Software Corp.(1)                                                                          180,000          9,945,000
-----------------------------------------------------------------------------------------------------------------------------
Visio Corp.(1)                                                                                     700,000         16,843,750
                                                                                                               --------------
                                                                                                                  200,469,802


-----------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--2.5%
ATMI, Inc.(1)                                                                                      430,000          5,966,250
-----------------------------------------------------------------------------------------------------------------------------
Pittway Corp., Cl. A                                                                               800,000         19,100,000
-----------------------------------------------------------------------------------------------------------------------------
Sanmina Corp.(1)                                                                                   200,000          5,625,000
-----------------------------------------------------------------------------------------------------------------------------
Trimble Navigation Ltd.(1)                                                                         150,000          1,509,375
                                                                                                               --------------
                                                                                                                   32,200,625

-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--2.6%
General Cable Corp.                                                                                485,000          8,972,500
-----------------------------------------------------------------------------------------------------------------------------
Global Crossings Ltd.(1)                                                                           250,000          5,218,750
-----------------------------------------------------------------------------------------------------------------------------
Harmonic Lightwaves, Inc.(1)                                                                       350,000          4,287,500
-----------------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.(1)                                                                 200,000          4,912,500
-----------------------------------------------------------------------------------------------------------------------------
Paging Network, Inc.(1)                                                                            400,000          2,412,500
-----------------------------------------------------------------------------------------------------------------------------
Vanguard Cellular Systems, Inc.(1)                                                                 381,000          7,239,000
                                                                                                               --------------
                                                                                                                   33,042,750

                         17 Oppenheimer Discovery Fund

                                                                                                                MARKET VALUE
                                                                                                   SHARES       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
UTILITIES--3.5%
-----------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.3%
Cabot Oil & Gas Corp., Cl. A                                                                       260,000     $    3,965,000
-----------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--3.2%
ICG Communications, Inc.(1)                                                                        350,000          5,906,250
-----------------------------------------------------------------------------------------------------------------------------
IDT Corp.(1)                                                                                       150,000          3,450,000
-----------------------------------------------------------------------------------------------------------------------------
IXC Communications, Inc.(1)                                                                        130,000          3,867,500
-----------------------------------------------------------------------------------------------------------------------------
Metrocall, Inc.(1)                                                                               1,025,000          4,868,750
-----------------------------------------------------------------------------------------------------------------------------
Pacific Gateway Exchange, Inc.(1)                                                                  150,000          5,550,000
-----------------------------------------------------------------------------------------------------------------------------
RSL Communications Ltd., Cl.  A(1)                                                                 300,000          8,137,500
-----------------------------------------------------------------------------------------------------------------------------
Star Telecommunications, Inc.(1)                                                                   700,000          8,662,500
                                                                                                               --------------
Total Common Stocks (Cost $1,023,613,506)                                                                       1,149,485,573

=============================================================================================================================
PREFERRED STOCKS--1.6%
-----------------------------------------------------------------------------------------------------------------------------
AirNet Communications Corp., Series C(1)(2)                                                        250,000            250,000
-----------------------------------------------------------------------------------------------------------------------------
Candescent Technologies Corp., $2.50 Cv., Series D(1)(2)                                         1,200,000         11,136,000
-----------------------------------------------------------------------------------------------------------------------------
Candescent Technologies Corp., Series E, Preferred Stock(1)(2)                                     800,000          7,824,000
-----------------------------------------------------------------------------------------------------------------------------
Candescent Technologies Corp., Series F,  Preferred Stock(1)(2)                                    200,000          1,918,000
                                                                                                               --------------
Total Preferred Stocks (Cost $10,400,000)                                                                          21,128,000

                                                                                                 UNITS
=============================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
-----------------------------------------------------------------------------------------------------------------------------
Iwerks Entertainment, Inc. Wts., Exp. 7/99 (Cost $0)                                                16,399                 --

                                                                                                 FACE
                                                                                                 AMOUNT
=============================================================================================================================
SHORT-TERM NOTES--1.9%
-----------------------------------------------------------------------------------------------------------------------------
General Electric Capital Services, 5.52%, 10/15/98(3) (Cost $24,946,333)                       $25,000,000         24,946,333

=============================================================================================================================
REPURCHASE AGREEMENTS--7.7%
-----------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with J.P.  Morgan Securities, Inc., 5.40%, dated 9/30/98, to be repurchased at $98,514,775 on 10/1/98,
collateralized by U.S. Treasury Bonds, 6.25%-10.625%,
8/15/15-8/15/25, with a value of $93,600,416, and U.S. Treasury
Nts., 5.625%, 5/15/08, with a value of $7,826,869 (Cost $98,500,000)                            98,500,000         98,500,000

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,157,459,839)                                                    100.7%     1,294,059,906
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                 (0.7)        (9,296,219)
                                                                                               -----------     --------------
NET ASSETS                                                                                           100.0%    $1,284,763,687
                                                                                               ===========     ==============

1. Non-income producing security.

2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.

3. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.



                         18  Oppenheimer Discovery Fund

--------------------------------------------------------------------------------
An affiliated company represents an ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 1998. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                SHARES                                                SHARES
                                                                SEPTEMBER 30,        GROSS          GROSS             SEPTEMBER 30,
                                                                1997                 ADDITIONS      REDUCTIONS        1998
-----------------------------------------------------------------------------------------------------------------------------------
CompX International, Inc.*                                           --              300,000             --                 300,000
-----------------------------------------------------------------------------------------------------------------------------------
EP Medsystems, Inc.                                             400,000                   --        400,000                      --
-----------------------------------------------------------------------------------------------------------------------------------
HumaScan, Inc.                                                  584,500                   --        584,500                      --
-----------------------------------------------------------------------------------------------------------------------------------
IntelliQuest Information Group, Inc.                            490,000                   --        490,000                      --
-----------------------------------------------------------------------------------------------------------------------------------
Norland Medical Systems, Inc.                                   480,000                   --        480,000                      --
-----------------------------------------------------------------------------------------------------------------------------------
SPSS, Inc.                                                      412,500                   --        412,500                      --
-----------------------------------------------------------------------------------------------------------------------------------
Silver Diner, Inc.                                              700,000                   --        700,000                      --

*Not an affiliate as of September 30, 1998.

See accompanying Notes to Financial Statements.


                         19  Oppenheimer Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES  September 30, 1998

==============================================================================================================================
ASSETS
Investments, at value (cost $1,157,459,839)--see accompanying statement                                         $1,294,059,906
------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                   212,584
------------------------------------------------------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                                                                                   4,759,405
Investments sold                                                                                                     4,564,556
Interest and dividends                                                                                                 195,136
------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                   16,645
                                                                                                                --------------
Total assets                                                                                                     1,303,808,232

==============================================================================================================================
LIABILITIES
Payables and other liabilities:
Investments purchased                                                                                               14,432,801
Shares of beneficial interest redeemed                                                                               2,640,392
Distribution and service plan fees                                                                                     871,091
Transfer and shareholder servicing agent fees                                                                          483,639
Trustees' fees--Note 1                                                                                                 263,959
Other                                                                                                                  352,663
                                                                                                                --------------
Total liabilities                                                                                                   19,044,545

==============================================================================================================================
NET ASSETS                                                                                                      $1,284,763,687
                                                                                                                ==============

==============================================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                                 $1,104,458,110
------------------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                                       (245,098)
------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments
and foreign currency transactions                                                                                   43,950,608
------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                                                                 136,600,067
                                                                                                                --------------
Net assets                                                                                                      $1,284,763,687
                                                                                                                ==============


                         20  Oppenheimer Discovery Fund

==============================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$945,971,761 and 23,578,507 shares of beneficial interest outstanding)                                                  $40.12
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                                                                $42.57

------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $265,687,119
and 6,886,432 shares of beneficial interest outstanding)                                                                $38.58

------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $33,440,655
and 854,197 shares of beneficial interest outstanding)                                                                  $39.15

------------------------------------------------------------------------------------------------------------------------------
Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $39,664,152 and 976,315 shares of beneficial interest outstanding)
                                                                                                                        $40.63

See accompanying Notes to Financial Statements.


                         21  Oppenheimer Discovery Fund

STATEMENT OF OPERATIONS  For the Year Ended September 30, 1998

===============================================================================================================================
INVESTMENT INCOME
Interest                                                                                                            $ 9,023,101
-------------------------------------------------------------------------------------------------------------------------------
Dividends                                                                                                             1,802,142
                                                                                                                    -----------
Total income                                                                                                         10,825,243

===============================================================================================================================
EXPENSES
Management fees--Note 4                                                                                              10,540,204
-------------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                               2,961,506
Class B                                                                                                               3,193,555
Class C                                                                                                                 405,240
-------------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:
Class A                                                                                                               2,820,479
Class B                                                                                                                 725,138
Class C                                                                                                                  84,651
Class Y                                                                                                                  45,255
-------------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                                     594,477
-------------------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                                                                     120,208
-------------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                             102,479
-------------------------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                                              64,621
-------------------------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                                       19,698
-------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                    28,208
                                                                                                                    -----------
Total expenses                                                                                                       21,705,719

===============================================================================================================================
NET INVESTMENT LOSS                                                                                                 (10,880,476)


===============================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments:
Unaffiliated companies                                                                                               61,312,615
Affiliated companies                                                                                                (13,768,705)
Foreign currency transactions                                                                                           160,138
                                                                                                                    -----------
Net realized gain                                                                                                    47,704,048

-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                                        (378,987,387)
Translation of assets and liabilities denominated in foreign currencies                                                 (40,749)
                                                                                                                   ------------
Net change                                                                                                         (379,028,136)
                                                                                                                   ------------
Net realized and unrealized loss                                                                                   (331,324,088)

================================================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $(342,204,564)
                                                                                                                   =============

See accompanying Notes to Financial Statements.


                         22  Oppenheimer Discovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               YEAR ENDED SEPTEMBER 30,
                                                                                               1998               1997
===============================================================================================================================
OPERATIONS
Net investment loss                                                                            $  (10,880,476)    $  (4,321,612)
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                  47,704,048        35,559,232
-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation
                                                                                                 (379,028,136)      125,204,282
                                                                                               --------------     -------------
Net increase (decrease) in net assets resulting from operations                                  (342,204,564)      156,441,902


================================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized gain:
Class A                                                                                           (24,482,868)      (80,609,827)
Class B                                                                                            (6,342,828)      (15,203,908)
Class C                                                                                              (799,588)       (1,451,890)
Class Y                                                                                              (833,135)       (2,352,509)


================================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting
from beneficial interest transactions--Note 2:
Class A                                                                                          (108,272,187)      135,425,471
Class B                                                                                            20,865,114       112,330,605
Class C                                                                                             1,524,509        20,931,283
Class Y                                                                                             5,570,069        11,373,727


================================================================================================================================
NET ASSETS
Total increase (decrease)                                                                        (454,975,478)      336,884,854
-------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                             1,739,739,165     1,402,854,311
                                                                                               --------------    --------------

End of period (including accumulated net investment
losses of $245,098 and $939,479, respectively)                                                 $1,284,763,687    $1,739,739,165
                                                                                               ==============    ==============

See accompanying Notes to Financial Statements.

                         23  Oppenheimer Discovery Fund

FINANCIAL HIGHLIGHTS

                                             CLASS A
                                             ------------------------------------------------------------------------
                                             YEAR ENDED SEPTEMBER 30,
                                             1998           1997          1996          1995          1994
=====================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period             $51.72         $51.19        $43.65        $35.81        $39.90
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss)                       (.26)          (.08)         (.13)           --          (.11)
Net realized and
unrealized gain (loss)                           (10.37)          4.12         11.26          9.46         (2.98)
                                                 ------         ------        ------        ------        ------
Total income (loss) from
investment operations                            (10.63)          4.04         11.13          9.46         (3.09)

---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
from net realized gain                             (.97)         (3.51)        (3.59)        (1.62)        (1.00)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $40.12         $51.72        $51.19        $43.65        $35.81
                                                 ======         ======        ======        ======        ======

=====================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)              (20.78)%         9.16%        27.76%        28.03%        (7.91)%

=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                               $  945,972     $1,330,172    $1,160,087      $798,065      $613,740
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $1,215,780     $1,119,302    $  937,563      $650,903      $588,642
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                      (0.51)%        (0.17)%       (0.32)%        0.00%        (0.34)%
Expenses                                           1.18%          1.22%         1.22%         1.33%         1.32%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                         81.5%          68.7%         79.7%        105.9%         83.3%

1. For the period from June 1, 1994 (inception of offering) to September 30,
1994.

2. For the period from October 2, 1995 (inception of offering) to September 30, 1996.

3. For the period from April 4, 1994 (inception of offering) to September 30, 1994.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                         24  Oppenheimer Discovery Fund

CLASS B
----------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,
1998           1997          1996          1995          1994(3)
======================================================================

  $50.15         $50.10        $43.11        $35.65        $35.65
----------------------------------------------------------------------


    (.55)          (.23)         (.23)         (.21)          .03

  (10.05)          3.79         10.81          9.29          (.03)
  ------         ------        ------        ------        ------

  (10.60)          3.56         10.58          9.08            --

----------------------------------------------------------------------

    (.97)         (3.51)        (3.59)        (1.62)           --
----------------------------------------------------------------------
  $38.58         $50.15        $50.10        $43.11        $35.65
  ======         ======        ======        ======        ======

======================================================================
  (21.37)%         8.33%        26.77%        27.04%         0.00%

======================================================================


$265,687       $322,736      $193,637       $75,062       $26,491
----------------------------------------------------------------------
$319,197       $233,172      $119,895       $43,301       $12,435
----------------------------------------------------------------------

   (1.27)%        (0.93)%       (1.06)%       (0.78)%       (1.06)%(5)
    1.94%          1.97%         1.99%         2.11%         2.36%(5)
----------------------------------------------------------------------
    81.5%          68.7%         79.7%        105.9%         83.3%

CLASS C
-------------------------------------------
YEAR ENDED SEPTEMBER 30,
1998          1997            1996(2)
===========================================

  $50.86        $50.73          $43.20
-------------------------------------------


    (.55)         (.26)           (.21)

  (10.19)         3.90           11.33
  ------        ------          ------

  (10.74)         3.64           11.12

-------------------------------------------

    (.97)        (3.51)          (3.59)
-------------------------------------------
  $39.15        $50.86          $50.73
  ======        ======          ======

===========================================
  (21.34)%        8.39%          27.96%

===========================================


 $33,441       $41,720         $17,512
-------------------------------------------
 $40,501       $26,361         $ 7,109
-------------------------------------------

   (1.25)%       (0.92)%         (1.00)%(5)
    1.92%         1.94%           2.03%(5)
-------------------------------------------
    81.5%         68.7%           79.7%

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1998 were $1,186,464,464 and $1,184,674,648, respectively.


                         25  Oppenheimer Discovery Fund

                                               CLASS Y
                                               ----------------------------------------------------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                               1998           1997         1996        1995        1994(1)
=====================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period             $52.17         $51.44       $43.74      $35.81      $34.89
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss)                       (.09)           .02         (.02)       (.10)        .11
Net realized and
unrealized gain (loss)                           (10.48)          4.22        11.31        9.65         .81
                                                 ------         ------       ------      ------      ------
Total income (loss) from
investment operations                            (10.57)          4.24        11.29        9.55         .92

---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
from net realized gain                             (.97)         (3.51)       (3.59)      (1.62)         --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $40.63         $52.17       $51.44      $43.74      $35.81
                                                 ======         ======       ======      ======      ======

=====================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)              (20.47)%         9.50%       28.09%      28.28%       3.20%

=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                  $39,664        $45,112      $31,619      $9,394        $194
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $44,859        $34,811      $18,563      $3,190         $39
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                      (0.15)%         0.15%       (0.04)%      0.03%      (0.13)%(5)
Expenses                                           0.81%          0.89%        0.99%       1.26%       1.41%(5)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                         81.5%          68.7%        79.7%      105.9%       83.3%

1. For the period from June 1, 1994 (inception of offering) to September 30,
1994.

2. For the period from October 2, 1995 (inception of offering) to September 30, 1996.

3. For the period from April 4, 1994 (inception of offering) to September 30, 1994.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1998 were $1,186,464,464 and $1,184,674,648, respectively.

See accompanying Notes to Financial Statements.


                         26  Oppenheimer Discovery Fund

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies

Oppenheimer Discovery Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation. In seeking its objective, the Fund emphasizes investments in securities of "growth-type" companies with market capitalization of less than $1 billion, including common stocks, preferred stocks, convertible securities, rights, warrants and options. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

               The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                         27  Oppenheimer Discovery Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1998, a provision of $46,696 was made for the Fund's projected benefit obligations, and payments of $11,314 were made to retired trustees, resulting in an accumulated liability of $247,252 as of September 30, 1998.

               The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.


                         28  Oppenheimer Discovery Fund

================================================================================
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

               The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1998, amounts have been reclassified to reflect a decrease in accumulated net investment loss of $11,574,857. Paid-in capital was decreased by the same amount.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                         29  Oppenheimer Discovery Fund

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                       YEAR ENDED SEPTEMBER 30, 1998               YEAR ENDED SEPTEMBER 30, 1997
                                       ----------------------------------          ---------------------------------
                                       SHARES                  AMOUNT              SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                    10,639,767             $ 517,992,202        11,525,612         $ 516,255,667
Distributions reinvested                   526,371                23,986,669         1,804,573            78,737,385
Redeemed                               (13,305,219)             (650,251,058)      (10,273,804)         (459,567,581)
                                      ------------             -------------      ------------         -------------
Net increase (decrease)                 (2,139,081)            $(108,272,187)        3,056,381         $ 135,425,471
                                      ============             =============      ============         =============

--------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                     2,633,873             $ 124,120,591         4,023,759         $ 175,948,220
Distributions reinvested                   140,314                 6,185,059           348,742            14,842,538
Redeemed                                (2,323,577)             (109,440,536)       (1,801,954)          (78,460,153)
                                      ------------             -------------      ------------         -------------
Net increase                               450,610             $  20,865,114         2,570,547         $ 112,330,605
                                      ============             =============      ============         =============

--------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                     1,067,332             $  50,776,830         1,235,025         $  54,325,325
Distributions reinvested                    17,282                   773,012            33,285             1,434,706
Redeemed                                (1,050,793)              (50,025,333)         (793,137)          (34,828,748)
                                      ------------             -------------      ------------         -------------
Net increase                                33,821             $   1,524,509           475,173         $  20,931,283
                                      ============             =============      ============         =============

--------------------------------------------------------------------------------------------------------------------
Class Y:
Sold                                       520,524             $  25,679,544           646,438         $  29,225,305
Distributions reinvested                    18,108                   833,135            53,588             2,352,509
Redeemed                                  (427,078)              (20,942,610)         (449,978)          (20,204,087)
                                      ------------             -------------      ------------         -------------
Net increase                               111,554             $   5,570,069           250,048         $  11,373,727
                                      ============             =============      ============         =============

====================================================================================================================

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of September 30, 1998, net unrealized appreciation on investments of $136,600,067 was composed of gross appreciation of $235,073,466, and gross depreciation of $98,473,399.

                         30  Oppenheimer Discovery Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million and 0.58% of average annual net assets in excess of $1.5 billion. The Fund's management fee for the year ended September 30, 1998 was 0.65% of average net assets for Class A, Class B, Class C and Class Y shares.

        For the year ended September 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $3,039,736, of which $1,011,310 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $2,695,452 and $142,404, respectively, of which $372,665 and $5,994, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1998, OFDI received contingent deferred sales charges of $729,889 and $12,055, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

        OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

        The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1998, OFDI paid $240,476 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                         31  Oppenheimer Discovery Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES  (CONTINUED)

The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse OFDI for its costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares for its services rendered in distributing Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Each fee is computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the year ended September 30, 1998, OFDI paid $50,781 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $2,636,653 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of September 30, 1998, OFDI had incurred excess distribution and servicing costs of $8,033,311 for Class B.

        The Fund has adopted a Distribution and Service Plan for Class C shares to compensate OFDI for its costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares for its services rendered in distributing Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Each fee is computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1998, OFDI paid $6,583 to an affiliated broker/dealer as compensation for Class C personal service and maintenance expenses and retained $229,172 as compensation for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of September 30, 1998, OFDI had incurred excess distribution and servicing costs of $435,717 for Class C.


                         32  Oppenheimer Discovery Fund

================================================================================
5. ILLIQUID AND RESTRICTED SECURITIES

As of September 30, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 1998 was $21,128,000, which represents 1.64% of the Fund's net assets, of which $9,992,000 is considered restricted. Information concerning restricted securities is as follows:


                                                                                                            VALUATION
                                                                          ACQUISITION         COST          PER UNIT AS OF
SECURITY                                                                  DATE                PER UNIT      SEPTEMBER 30, 1998
------------------------------------------------------------------------------------------------------------------------------
STOCKS
------
AirNet Communications Corp., Series C                                     7/6/95              $6.00                      $1.00
------------------------------------------------------------------------------------------------------------------------------
Candescent Technologies Corp., Series E,
Preferred Stock                                                          4/24/96               5.50                       9.78
------------------------------------------------------------------------------------------------------------------------------
Candescent Technologies Corp., Series F,
Preferred Stock                                                          6/11/97               7.50                       9.59

==============================================================================================================================

6. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

        The Fund had no borrowings outstanding during the year ended September 30, 1998.


                         33  Oppenheimer Discovery Fund

INDEPENDENT AUDITORS' REPORT



================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Discovery Fund:


We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Discovery Fund as of September 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

               We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Discovery Fund as of September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



KPMG PEAT MARWICK LLP


Denver, Colorado
October 21, 1998


                         34  Oppenheimer Discovery Fund

FEDERAL INCOME TAX INFORMATION  (Unaudited)



================================================================================
In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

               Distributions of $0.9674 per share were paid to Class A, Class B, Class C and Class Y shareholders, on December 16, 1997, of which, for each class of shares, $0.9674 was designated as a capital gain distribution in the "20% Rate Group" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

               None of the dividends paid by the Fund during the fiscal year ended September 30, 1998 are eligible for the corporate dividend-received deduction.

               The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                         35  Oppenheimer Discovery Fund

OPPENHEIMER DISCOVERY FUND



================================================================================
OFFICERS AND TRUSTEES    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Alan Gilston, Vice President
                         Jay W. Tracey, III, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISOR       OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR              OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF             The Bank of New York
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS     KPMG Peat Marwick LLP

================================================================================

LEGAL COUNSEL            Gordon Altman Butowsky Weitzen Shalov & Wein

                         This is a copy of a report to shareholders of Oppenheimer Discovery Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Discovery Fund. For material information concerning the Fund, see the Prospectus.
                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                         36  Oppenheimer Discovery Fund

OPPENHEIMERFUNDS FAMILY


===============================================================================================================
REAL ASSET FUNDS
---------------------------------------------------------------------------------------------------------------
Real Asset Fund                      Gold & Special Minerals Fund

===============================================================================================================
GLOBAL STOCK FUNDS
---------------------------------------------------------------------------------------------------------------
Developing Markets Fund              International Growth Fund             Quest Global Value Fund
International Small                  Global Fund                           Global Growth & Income Fund
  Company Fund

===============================================================================================================
STOCK FUNDS
---------------------------------------------------------------------------------------------------------------
Enterprise Fund                      MidCap Fund                           Growth Fund
Discovery Fund                       Capital Appreciation Fund             Disciplined Value Fund
Quest Small Cap Value Fund           Quest Capital Value Fund              Quest Value Fund

===============================================================================================================
STOCK & BOND FUNDS
---------------------------------------------------------------------------------------------------------------
Main Street Income &                 Total Return Fund                     Disciplined Allocation Fund
  Growth Fund                        Quest Balanced                        Multiple Strategies Fund
Quest Opportunity                      Value Fund1                         Convertible Securities Fund(2)
  Value Fund                         Equity Income Fund

===============================================================================================================
TAXABLE BOND FUNDS
---------------------------------------------------------------------------------------------------------------
International Bond Fund              Champion Income Fund                  U.S. Government Trust
World Bond Fund                      Strategic Income Fund                 Limited-Term Government Fund
High Yield Fund                      Bond Fund

===============================================================================================================
MUNICIPAL BOND FUNDS
---------------------------------------------------------------------------------------------------------------
California Municipal Fund(3)         Pennsylvania Municipal Fund(3)        Rochester Division:
Florida Municipal Fund(3)            Municipal Bond Fund                   Rochester Fund Municipals
New Jersey Municipal Fund(3)         Insured Municipal Fund                Limited Term New York
New York Municipal Fund(3)           Intermediate Municipal Fund             Municipal Fund

===============================================================================================================
MONEY MARKET FUNDS(4)
---------------------------------------------------------------------------------------------------------------
Money Market Fund                    Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                         37  Oppenheimer Discovery Fund

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

INTERNET
24-hr access to account
information. Online
transactions now available

WWW.OPPENHEIMERFUNDS.COM


GENERAL INFORMATION
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Sat 10am-4pm ET

1-800-525-7048


ACCOUNT TRANSACTIONS
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1-800-852-8457


PHONELINK
24-hr automated information
and automated transactions

1-800-533-3310


TELECOMMUNICATION DEVICE
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OPPENHEIMERFUNDS
INFORMATION HOTLINE
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1-800-835-3104


INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

            And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

            When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

            For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

            You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

            So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.


[OPPENHEIMERFUNDS LOGO]

RA0500.001.0998 November 27, 1998